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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) June 11, 2003





                             SOUTHERN UNION COMPANY
             (Exact name of registrant as specified in its charter)



          Delaware                       1-6407                  75-0571592
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
    of incorporation)                                        Identification No.)



              One PEI Center                                        18711
       Wilkes-Barre, Pennsylvania                                (Zip Code)
(Address of principal executive offices)



       Registrant's telephone number, including area code: (570) 820-2400
















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ITEM 2.  ACQUISITION OF ASSETS

On June 11, 2003, Southern Union Company ("Southern Union" or the "Company") completed its acquisition of Panhandle Eastern Pipe Line Company and its subsidiaries, including Trunkline Gas, Sea Robin Pipeline, Trunkline LNG and Southwest Gas Storage (collectively "Panhandle Energy") from CMS Energy Corporation ("CMS"). Southern Union paid CMS approximately $584.3 million in cash plus 3 million shares of Southern Union common stock as a consideration for receiving all of the stock of Panhandle Energy, while approximately $1.159 billion of debt remains outstanding at Panhandle Energy. Southern Union financed the acquisition with approximately $420 million in cash proceeds it received from the January 1, 2003 sale of its Texas operations, $125 million of the net proceeds from concurrent securities offerings, which it also completed on June 11, 2003, and with working capital available to the Company.

Panhandle Energy is primarily engaged in the interstate transmission and storage of natural gas and owns and operates more than 10,000 miles of interstate pipelines that transport natural gas from the Gulf of Mexico, South Texas and the Panhandle regions of Texas and Oklahoma to major U.S. markets in the Midwest and Great Lakes region. Panhandle Energy also owns a liquefied natural gas regasification plant and related facilities.

ITEM 5.  OTHER EVENTS

On June 11, 2003, Southern Union issued a press release announcing that, in connection with its previously reported sale of 9.5 million shares of common stock, the underwriters exercised their over-allotment option and purchased from Southern Union an additional 1.425 million shares of common stock at the public offering price of $16.00 per share.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


     (a) Financial Statements of Business Acquired

              The required historical financial statements of Panhandle Eastern Pipe Line Company and its subsidiaries, including the audited historical financial statements for the three-years ended December 31, 2002 and the unaudited historical financial statements for the three months ended March 31, 2003, were attached to a Current Report on Form 8-K filed by the Company on May 30, 2003 and are incorporated by reference herein.

     (b) Pro Forma Financial Information

              The required pro forma combined financial statements of Southern Union and Panhandle Eastern Pipe Line Company (and their respective subsidiaries), including the unaudited pro forma combined condensed balance sheet as of March 31, 2003 and the unaudited pro forma combined condensed statements of operations for the year ended June 30, 2002 and nine months ended March 31, 2003, were attached to a Current Report on Form 8-K filed by the Company on May 30, 2003 and are incorporated by reference herein.

     (c)  Exhibit No.

              99.1    Press Release issued by Southern Union Company dated
                      June 11, 2003, announcing completion of the Company's acquisition of Panhandle Eastern Pipe Line Company and its subsidiaries.

              99.2 Press Release issued by Southern Union Company dated June 11, 2003, announcing exercise of over-allotment option on Southern Union common stock.


This release and other Company reports and statements issued or made from time to time contain certain "forward-looking statements" concerning projected future financial performance, expected plans or future operations. Southern Union Company cautions that actual results and developments may differ materially from such projections or expectations. Investors should be aware of important factors that could cause actual results to differ materially from the forward-looking projections or expectations. These factors include, but are not limited to: weather conditions in the Company's service territories; cost of gas; regulatory and court decisions; the receipt of timely and adequate rate relief; the achievement of operating efficiencies and the purchase and implementation of any new technologies for attaining such efficiencies; impact of relations with labor unions of bargaining-unit employees; the effect of any stock repurchases; and the effect of strategic initiatives (including: any recent, pending or potential acquisitions or merger, recent corporate restructuring activities, any sales of non-core assets, and any related financing arrangements including refinancings and debt repurchases) on earnings and cash flow.

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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SOUTHERN UNION COMPANY
                                       ----------------------
                                            (Registrant)




Date     June 16, 2003                  By  DAVID J. KVAPIL
      -------------------                  -------------------------------------
                                            David J. Kvapil
                                            Executive Vice President and Chief
                                            Financial Officer


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                                  EXHIBIT INDEX




Exhibit Number                           Description
--------------        ----------------------------------------------------------

       99.1 Press Release issued by Southern Union Company dated June 11, 2003, announcing completion of the Company's acquisition of Panhandle Eastern Pipe Line Company and its subsidiaries.

       99.2 Press Release issued by Southern Union Company dated June 11, 2003, announcing exercise of over-allotment option on Southern Union common stock.

                                                                  EXHIBIT 99.1


03-13
Investor Relations Contact:                          Media Relations Contact:
Richard N. Marshall                                  Jennifer K. Cawley
Treasurer & Director of Investor                     Director of Corporate
   Relations                                            Communications
Southern Union Company                               Southern Union Company
570/829-8662                                         570/829-8839

                     SOUTHERN UNION COMPLETES ACQUISITION OF
               PANHANDLE EASTERN PIPE LINE COMPANY & SUBSIDIARIES

         WILKES-BARRE, Pa. -- (BUSINESS WIRE) - June 11, 2003 - Southern Union Company ("Southern Union" or the "Company") (NYSE: SUG) announced today that it has completed its acquisition of Panhandle Eastern Pipe Line Company and its subsidiaries ("Panhandle Energy") from CMS Energy Corporation ("CMS") (NYSE:
CMS). The acquired assets include Panhandle Eastern Pipe Line, Trunkline Gas, Sea Robin Pipeline, Trunkline LNG and Southwest Gas Storage.
         Southern Union paid CMS approximately $584.3 million in cash plus 3 million shares of Southern Union common stock as a consideration for receiving all of the stock of Panhandle Energy, while approximately $1.159 billion of debt remains outstanding at Panhandle Energy. Southern Union financed the acquisition with approximately $420 million in cash proceeds it received for the January 1, 2003 sale of its Texas operations, $125 million of the net proceeds from concurrent securities offerings, which it also completed today, and with working capital available to the Company.
         George L. Lindemann, Chairman and Chief Executive Officer of Southern Union, stated, "We welcome Panhandle Energy, its customers and employees to the Southern Union family. We are steadfast in our conclusion that this acquisition will be immediately accretive to our earnings. All efforts are now aimed at ensuring the swift and successful integration of Panhandle Energy."
         Southern Union recently provided Fiscal Year 2004 consolidated earnings guidance of $1.35 - $1.50 per share, which reflected both public offerings that it closed today, as previously discussed, and the consummation of the Panhandle Energy acquisition by June 30, as well as normal weather in its service areas, normal conditions in its industries and success in its Fiscal Year 2004 integration plans for Panhandle.
         Berenson & Company was a financial advisor to Southern Union in this transaction.
     Southern  Union  Company  (NYSE:   SUG),   headquartered  in  Wilkes-Barre,
Pennsylvania, is engaged primarily in the transportation and distribution of natural gas. With this acquisition, the Company now owns and operates more than 10,000 miles of interstate pipelines that transport natural gas from the Gulf of Mexico, South Texas and the Panhandle regions of Texas and Oklahoma to major U.S. markets in the Midwest and Great Lakes region. In addition, the Company also owns and operates the nation's largest liquefied natural gas import terminal. Through its local distribution companies, Southern Union also serves approximately 1 million natural gas end users in Missouri, Pennsylvania,
Massachusetts    and   Rhode   Island.    For   further    information,    visit
www.southernunionco.com.
         This release and other Company reports and statements issued or made from time to time contain certain "forward-looking statements" concerning projected future financial performance, expected plans or future operations. Southern Union Company cautions that actual results and developments may differ materially from such projections or expectations.
         Important factors could cause actual results to differ materially from the forward-looking projections or expectations. These factors include, but are not limited to: weather conditions or weather-related damage in the Company's service territories; technological developments in energy production, delivery and usage; cost of gas or availability due to higher demand, shortages, transportation problems or other developments, environmental incidents, or gas pipeline system constraints; regulatory and court decisions; the receipt of timely and adequate rate relief; the achievement of efficiencies and the purchase and implementation of new technologies for attaining such efficiencies; disruptions in the normal commercial insurance and surety bond markets that may increase costs or reduce traditional insurance coverage; impact of relations with labor unions of bargaining unit employees; the effect of any stock repurchases; and the effect of strategic initiatives (including any recent, pending or potential acquisition or merger, recent corporate restructuring activities, sales of non-core assets, and any related financing arrangements including refinancings and debt repurchases) on earnings and cash flow.

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





                                                                    EXHIBIT 99.2


03-14
Investor Relations Contact:
Richard N. Marshall
Treasurer & Director of Investor Relations
Southern Union Company
570/829-8662

  SOUTHERN UNION ANNOUNCES EXERCISE OF OVER-ALLOTMENT OPTION ON SOUTHERN UNION
                                  COMMON STOCK

         WILKES-BARRE, Pa. -- (BUSINESS WIRE) - June 11, 2003 - Southern Union Company ("Southern Union" or the "Company") (NYSE: SUG) announced today that, in connection with its previously announced sale of 9.5 million shares of common stock, the underwriters exercised their over-allotment option and purchased from Southern Union an additional 1.425 million shares at the public offering price of $16.00 per share. All shares sold in the offering are newly issued shares.
     The  joint  book-running   managers  for  the  offering  were  J.P.  Morgan
Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.
         This announcement does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The offerings may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained when available from J.P. Morgan Securities Inc., at 277 Park Avenue, New York, NY 10172, or Merrill Lynch, Pierce, Fenner & Smith Incorporated, at 4 World Financial Center, New York, NY 10281.
         Southern Union Company (NYSE: SUG), headquartered in Wilkes-Barre, Pennsylvania, is engaged primarily in the transportation and distribution of natural gas. The Company owns and operates more than 10,000 miles of interstate pipelines that transport natural gas from the Gulf of Mexico, South Texas and the Panhandle regions of Texas and Oklahoma to major U.S. markets in the Midwest and Great Lakes region. In addition, the Company also owns and operates the nation's largest liquefied natural gas import terminal. Through its local distribution companies, Southern Union also serves approximately 1 million natural gas end users in Missouri, Pennsylvania, Massachusetts and Rhode Island. For further information, visit www.southernunionco.com.
         This release and other Company reports and statements issued or made from time to time contain certain "forward-looking statements" concerning projected future financial performance, expected plans or future operations. Southern Union Company cautions that actual results and developments may differ materially from such projections or expectations.
         Important factors could cause actual results to differ materially from the forward-looking projections or expectations. These factors include, but are not limited to: weather conditions or weather-related damage in the Company's service territories; technological developments in energy production, delivery and usage; cost of gas or availability due to higher demand, shortages, transportation problems or other developments, environmental incidents, or gas pipeline system constraints; regulatory and court decisions; the receipt of timely and adequate rate relief; the achievement of efficiencies and the purchase and implementation of new technologies for attaining such efficiencies; disruptions in the normal commercial insurance and surety bond markets that may increase costs or reduce traditional insurance coverage; impact of relations with labor unions of bargaining unit employees; the effect of any stock repurchases; and the effect of strategic initiatives (including any recent, pending or potential acquisition or merger, recent corporate restructuring activities, sales of non-core assets, and any related financing arrangements including refinancings and debt repurchases) on earnings and cash flow.
                                      #####